UNITED CAPITAL INVESTMENT CORP.

                      FINANCIAL STATEMENTS

                   DECEMBER 31, 1995 AND 1994


































                      FINANCIAL STATEMENTS












Table of Contents                                     Page

Report of Independent Certified Accountants . . .      1

Statements of Assets and Liabilities of United
Capital Investment Corp. as of December 31, 1995
and 1994 . . . . . . . . . . . . . . . . . . . . .     3

Statements of Operations for the years ended
     December 31, 1995 and 1994 . . . . . . . . .      5

Statements of Cash Flows for the years ended
     December 31, 1995 and 1994  . . . . . . . . .     6

Statements of Stockholders' Equity for the years
ended December 31, 1995, 1994 and 1993 . . . . . .     7

Notes to the Financial Statements . . . . . . . .      8

Schedule of Portfolio Investments  . . . . . . . .     14

Selected Per Share Data and Ratios  . . . . . . .      15
































Board of Directors
United Capital Investment Corp.

Independent Accountant's Report

      We have audited the accompanying statements of assets and liabilities of United Capital Investment Corp. (the "Company"), including the schedule of portfolio investments, as of December 31, 1995 and 1994 and the related statements of operations, cash flows and stockholders' equity for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      As described in Note 2, these financial statements were prepared in conformity with the accounting practices prescribed by the Small Business Administration, which provides for specific allocations of certain types of income to specific capital accounts. As explained in Note 2, the financial statements include securities valued at $3,533,133 and $3,816,297 (164% and 184% of the net assets), whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from values that would have been used had a ready market for the securities existed, and the differences could be material.

      In our opinion, the financial statements referred to above, present fairly, in all material respects, the Company's financial position as of December 31, 1995 and 1994 and the results of its operation and its cash flows for the years then ended in conformity with generally accepted accounting principles.





February 22, 1996

Certified Public Accountants






                 UNITED CAPITAL INVESTMENT CORP.
              STATEMENTS OF ASSETS AND LIABILITIES





                             ASSETS



                                                December 31,
                                               1995       1994



 Loans Receivable-Long Term (Note 2)   $ 3,597,166  $3,913,468
 Less: Unrealized Depreciation             (64,033)    (97,171)
                                          _________   _________
                                          3,533,133   3,816,297


 Less:  Current Maturities                  529,970     575,194
                                          ---------    --------
      Total Loans Receivable - Net of
                  Current Maturities      3,003,163   3,241,103
                                          ---------   ---------
  Current Assets:
       Cash                               1,350,377     469,177
       Accrued Interest                      30,636      36,845
       Current Maturities - Loans
           Receivable (Note 2)              529,970     575,194
       Other Assets                          11,704      10,831
                                          ---------   ---------

            Current Assets                1,922,687   1,092,047
                                          ---------   ---------
            Total Assets                 $4,925,850  $4,333,150
                                          =========   =========


















                See Notes to the Financial Statements
                               -3-


                 UNITED CAPITAL INVESTMENT CORP.
              STATEMENTS OF ASSETS AND LIABILITIES


              LIABILITIES AND STOCKHOLDERS' EQUITY

                                                December 31,
                                               1995       1994


Long Term Debt:
       Debenture Payable to SBA (Note 4)
       Class B, 4% Cumulative, 15 Year
       Redeemable                         $1,400,000   $1,400,000
         Preferred Stock (Note 5)            900,000      400,000
                                           ---------    ---------
            Total Long Term Debt           2,300,000    1,800,000
                                           ---------    ---------
  Current Liabilities
       Loans Payable -
           Credit Line (Note 3)              350,000      350,000
       Accrued Interest                       22,869       22,677
       Other Current Liabilities              13,368       25,031
       Accrued SBA Dividends                  84,667       52,000
                                           ---------    ---------
            Total Current Liabilities        470,904      449,708
                                           ---------    ---------
            Total Liabilities              2,770,904    2,249,708
                                           ---------    ---------
  Commitments and Contingencies                 -            -

  Stockholders' Equity :(Notes 5, 6 and 8)
       Class A, 3% Cumulative Preferred
       Stock, $1,000 Par Value;
       1,000 Shares Authorized; 1,000
       Shares Issued and Outstanding,
       Respectively                             -            -

Class B, 4% Cumulative, 15 Year
       Redeemable Preferred Stock,
       $1,000 Par Value; 3,000 Shares
       Authorized: 400 Shares
       Issued and Outstanding (See Long
       Term Debt and Note 5)                    -            -

Restricted Capital                           351,888      479,436

Common Stock, $.01 Par Value; 300,000
  Shares Authorized: 199,000 Shares Issued
  and Outstanding                               1900         1900

Additional Paid in Capital                 1,714,605    1,587,057
Retained Earnings                             86,463       14,959
                                           ---------    ---------
     Total Stockholders' Equity            2,154,946    2,083,442
                                           ---------    ---------
     Total Liabilities and
      Stockholders' Equity                 4,925,850    4,333,150
                                           =========    =========






                See Notes to the Financial Statement
                               -4-


                 UNITED CAPITAL INVESTMENT CORP.
                    STATEMENTS OF OPERATIONS


                                             Year Ended December 31,
                                             1995      1994      1993

Revenue:
     Interest Earned on Outstanding
              Receivables                  $412,245   $408,643  $439,770
     Interest Income on Idle Funds           52,879     23,446    33,311
     Other Income                             3,560     15,724    21,720
                                           --------   --------  --------

          Total Revenue                     468,684    447,813   494,801
                                           --------   --------  --------

Expenses:
     Interest                               111,288    141,917   187,119
     Officers Salaries                      140,004    140,004   139,980
     Professional Fees                       31,650     42,774    34,749
     Insurance Expense                       19,523     18,564    19,001
     Pension Expense                         14,000     14,000    14,000
     Payroll and Other Taxes                  9,582     10,687    10,671
     Depreciation and Amortization            1,598        954      -
     Other Operating Expenses                36,147     45,517    48,840
                                           --------   --------  --------

          Total Expenses                    363,792    414,417   454,360
                                           --------   --------  --------

          Net Investment Income             104,892     33,396    40,441

          Unrealized Depreciation in
          Value of Investments                 -        18,330    22,735
                                           --------   --------  --------

          Net Income Before Taxes           104,892     15,006    17,706
          Provision for Taxes                   721      2,288     2,806
                                           --------   --------  --------

          Net Income                       $104,171   $ 12,778  $ 14,900
                                           ========   ========  ========

          Earnings (Loss)
          Per Common Share (Note 2)        $    .36   $   (.02) $  (.11)
                                           ========   ========  ========
          Actual Dividends Paid Per
          Common Share                     $    -     $   -     $   -
-
                                           ========   ========  ========















                See Notes to the Financial Statements
                               -5-

                 UNITED CAPITAL INVESTMENT CORP.
                    STATEMENTS OF CASH FLOWS



                                            Year Ended December 31,
                                           1995      1994      1993
Cash Flow from Operating Activities:
     Net Income                         $104,171  $ 12,778     $ 14,900
     Depreciation and Amortization         1,598       954         -

     Provision and Write-off ofLoans
                   Receivable               -        18,330      22,735
     Decrease (Increase) in Accrued
                   Interest                6,209     (7,088)     34,991
     Decrease (Increase) in Other Assets  (2,471)    (4,401)      9,530
     (Decrease) Increase in Accrued      (11,471)   (29,234)      3,953
     Dividends Paid and Accrued
                   to the SBA            (32,667)   (16,000)    (36,000)
                                        ---------  ---------    --------

Net Cash Provided (Used) by Operating
                   Activities             65,369    (24,661)     50,109
                                        ---------  ---------   --------

Cash Flow from Investing Activities:
     Loans Receivable Originated        (877,500)  (835,045) (1,479,685)
                                                   )
     Repayment of Loans Receivable     1,160,664    837,519   1,810,073
                                       ----------  --------- -----------

Net Cash Provided (Used) From Investing
Activities                                283,164     2,474     330,388
                                       ----------  --------- -----------

Cash Flow From Financing Activities:
     Amortization of Restricted Capital  (127,548)  (127,549)   (21,258)
     Increase in Additional Paid in
         Capital                          127,548    127,549     21,258
     Repayment of Subordinated Debentures    -    (1,000,000)      -
     Repurchase of 3% Preferred Stock        -          -    (1,000,000)
     Gain on Repurchase                      -          -       628,243
     (Decrease) Increase in Line of
         Credit                              -          -       350,000
     Accrued SBA Dividends                 32,667     16,000     36,000
     Sale of Class B, 4% Preferred Stock  500,000       -          -
                                        ---------  ---------  ---------

Net Cash (Used) Provided by Financing
         Activities                       532,667    (984,000)   14,243
                                        ---------  ----------  --------

Net Increase (Decrease) in Cash           881,200  (1,006,187)  394,740

Cash Balance - Beginning of Year          469,177   1,475,364 1,080,624
                                        ---------  ---------- ---------

Cash Balance - End of Period           $1,350,377  $  469,177$1,475,364
                                       ==========  ========== =========

Supplemental Disclosures of Cash Flow
Information
  Cash Paid During the Year For:

     Interest                          $  111,096  $  166,254$  186,355

     Taxes                             $      721  $    2,288$    2,806
                                        =========   ========= =========






                See Notes to the Financial Statement
                               -6-

                   UNITED CAPITAL INVESTMENT CORP.
                 STATEMENTS OF STOCKHOLDERS' EQUITY




                                             Year Ended December 31,
                                             1995      1994      1993
Class A, 3% Cumulative Preferred Stock,
$1,000 Par Value,
   1,000 Shares Authorized; 1,000 Shares
   Issued and Outstanding                 $   -      $   -    $1,000,000


Repurchase of 3% Cumulative Preferred
Stock                                         -          -    (1,000,000)
                                            ------    ------   ---------


Balance - End of Period                       -          -          -
                                            ------    ------   ---------

Class B, 4% Cumulative, 15 Year
   Redeemable Preferred Stock,
   $1,000 Par Value; 3,000 Shares
   Authorized: 400 Shares
   Issued and Outstanding (See Long Term
   Debt and Note 5)                           -          -          -
                                            ------    ------   ---------

Common Stock, $.01 Par Value, 300,000
Shares Authorized; 199,000 Shares
Issued and Outstanding                        1990      1990        1990
                                            ------    ------   ----------

Additional Paid in Capital - Beginning of
Period                                    1,587,057 1,459,508  1,438,250
Amortization of Restricted Capital          127,548   127,549     21,258
                                          --------- ---------  ---------

Additional Paid in Capital - End of
Period                                    1,714,605 1,587,057  1,459,508
                                          --------- ---------  ---------

Restricted Capital
     Balance - Beginning of Period          479,436   606,985       -
     Gain on Repurchase of Preferred           -         -       628,243
     Amortization of Restricted Capital     127,548  (127,549)   (21,258)
                                          --------- ---------  ---------

     Balance - End of Period                351,888   479,436    606,985
                                          --------- ---------  ---------

Retained Earnings
     Balance, Beginning of Period            14,959    18,181     39,281
     Net Income                             104,171    12,778     14,900
     Less:  Dividends Paid and
          Accrued to the SBA                (32,667)  (16,000)   (36,000)
                                          --------- ---------  ---------

     Balance - End of Period                 86,463    14,959     18,181
                                          --------- ---------  ---------

     Total Stockholders' Equity          $2,154,946$2,083,442 $2,086,664
                                          ========= =========  =========











              See Notes to The Financial Statements
                               -7-


                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1995


NOTE 1    ORGANIZATION

United Capital Investment Corp. (The "Company") was formed on May 11, 1984, for the purpose of operating as a specialized small business investment company (SSBIC), licensed under the Small
Business Investment Act of 1958 and regulated and financed in part by the Small Business Administration (SBA). The Company's business is to provide financing to persons who qualify as disadvantaged persons under applicable SBA and SSBIC by the SBA on February 5, 1985.

NOTE 2    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies applied by the Company in the preparation of its financial statements. The Company maintains its accounts and prepares its financial statements on the accrual method of accounting in conformity with generally accepted accounting principles for investment companies.

Valuation of Loans and Investments

As of December 31, 1995, all investments made by the Company have been in the form of loans to closely held corporations. The Board of Directors has valued the investment portfolio based upon the cost of such investments, less a provision for loan losses. However, because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly higher or lower than the values that would exist in a ready market for such loans which market has not and does not exist. The provision for loan losses of $64,033 represents a good faith determination by the Board of Directors. Substantially, all loans are collateralized by real estate. See schedule for analysis of loan portfolio.

Recognition of Interest Income

It is the Company's policy to record interest on loans and debt securities only to the extent that management and the Board of Directors anticipate such amounts may be collected. As of
December 31, 1995, the Board of Directors elected to accrue interest on substantially all outstanding loans.

Gains or Losses on Securities

Cost of securities sold is reported on the average cost basis. Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale and the cost basis of the investment without regard to unrealized gain or loss reported in prior years.

No gain is recognized on the exchange of one investment security for another, or on the exchange of an equity or debt investment for other tangible or intangible assets.











                               -8-



                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1995




NOTE 2    SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Furniture, Fixtures and Equipment

Fixed assets are recorded at cost. Depreciation is computed on the straight line basis.

Pension Plan

The Company maintains a defined contribution money purchase plan covering all qualifying employees. A provision of $14,000 was included for the years ended December 31, 1995 and 1994.

Income Taxes

Tax provisions for the various periods were as follows:

              December    31, 1994             $2,288
              December    31, 1995             $   721

The Company has registered as an investment company under the Investment Company Act of 1940 for the first year ended December 31, 1989 and intends to make the election for the current period ending December 31, 1995. A regulated investment company can generally avoid taxation at the corporate level to the extent 90% of the income is distributed to its stockholders.

Earnings Per Share

Earnings per share of common stock are based on a weighted average number of shares outstanding during the period, less preferred stock dividend.

NOTE 3    LOANS PAYABLE - LINE OF CREDIT

Effective February 25, 1993, the Company renewed a $500,000 line of credit with the Hong Kong Shanghai Banking Corp., at a rate of 1% above the New York prime rate, secured by a blanket lien on all assets and guaranteed personally for the first $150,000 by Mr. Paul Lee, President of the Company.













                               -9-



                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1995

NOTE  3   LOANS PAYABLE _ LINE OF CREDIT
(Continued)

The Company will pay a commitment fee of .5% per annum payable monthly on the unused balance of the credit line. As of December 31, 1993, the Company repaid the balance on its line of credit. There are no restrictions on advances under the agreement. The balance outstanding as of December 31, 1995 was $350,000.

                                         Maximum     Average
                            Weighted      Amount      Amount
  Category      Balance      Average   Outstanding Outstanding
     of          End of     Interest      During      During
  Borrowing      Period       Rate        Period      Period

12/31/95        $350,000     4.875%      $350,000    $350,000
12/31/94         350,000     4.875%       350,000     350,000


NOTE 4    LONG TERM DEBT - SBA SUBORDINATED DEBENTURES

On April 18, 1994, the Company prepaid a $1,000,000 subordinated debenture to the Small Business Administration maturing on September 8, 1997. As a condition of the prepayment, the Company may not file any application for financial assistance in the form of subordinated debentures from the date of the prepayment until the original maturity date of September 8, 1997. However, the Company may seek funding in the form of four percent preferred stock or a regular debenture during this period.

As  of  December  31, 1995, long term debt to the Small  Business
Administration   consisted   of   the   following    subordinated
debentures:

                        First     Second       1995           1994
Due Date                   Five Years            Principal Amount

October 29, 1996        4.25%     7.25%    $1,000,000      $1,000,000
September 1, 2001       5.33%     8.33%       400,000         400,000
                                            ---------       ---------


                                           $1,400,000      $1,400,000
                                            =========       =========

NOTE 5    REDEEMABLE PREFERRED STOCK

Effective November 21, 1989 Congress passes legislation which alters the preferred stock to a 4 percent cumulative dividend and a fifteen year call provision for all preferred stock sold subsequent to the effective date.









                               10-



                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1995


NOTE 5    REDEEMABLE PREFERRED STOCK
(Continued)

 The Company amended its certificate of incorporation to create a class A preferred stock $1,000 par value which will consist of the 1,000 outstanding preferred stock and to change the existing 3,000 authorized but unissued shares of preferred stock into a new class B preferred stock $1,000 par value which will carry a 4 percent cumulative dividend rate and a mandatory 15 year redemption. Subsequent to the repurchase of the 3% preferred stock (see note 8), the Company retired the class A preferred stock. On February 17, 1995 the Company sold 500 shares of its 15 year redeemable, 4% cumulative preferred stock to the SBA for $500,000 and on September 20, 1991, the Company sold 400 shares of its 15 year redeemable, 4 percent cumulative preferred stock to the SBA for $400,000. The mandatory redemption provisions call for the preferred stock to be repurchased by the Company at its face value. In accordance with Regulation S-X, the Company's financial statements present the preferred stock as Long Term Debt.

NOTE 6    PREFERRED STOCK

As of December 31, 1995 the Company was authorized to issue 4,000 shares of cumulative preferred stock, consisting of 1,000 shares of 3 percent cumulative preferred stock and a second class of 4 percent cumulative, 15 year redeemable preferred stock, $1,000 par value.

As of June 30, 1992, 900 shares of 4 percent preferred stock were issued to the SBA. Each share is entitled to receive 4 percent per annum. Dividends are not required to be paid to the SBA on an annual or other periodic basis, so long as cumulative dividends are paid to the SBA before any other payments are made to shareholders. Such dividends on the preferred stock will be deemed to be earned at the time dividends on the Company's common stock are declared, and accordingly will reduce the amounts available for distribution to the Company's shareholders. As of December 31, 1995, the Company was contingently liable to the SBA on the 4 percent redeemable preferred stock from September 20, 1991 to December 31, 1995 in the amount of $84,667.

NOTE 7    LEASE AGREEMENT

Minimum rental commitments under operating leases in effect as of December 31, 1995 are as follows:

Rental  expense  for the current period was $15,735.   The  lease
expires on April 30, 1997 with a minimum rental of $12,936 per year.

 NOTE 8   REPURCHASE OF 3% PREFERRED STOCK

Effective August 23, 1993, the Company amended its certificate of incorporation granting the SBA a liquidating interest in a newly created restricted capital surplus account.

                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1995



NOTE 8    REPURCHASE OF 3% PREFERRED STOCK
(Continued)

The Company and the SBA entered into a repurchase agreement dated October 5, 1993. Pursuant to the agreement, the Company repurchased all 1,000 shares of its 3% preferred stock, $1,000 par value, from the SBA for a purchase price of $362.257 per share, or an aggregate of $362,257. The repurchase price was at a substantial discount to the original sale price of $1,000 per share. As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in the restricted capital surplus account.

The surplus account is equal to the amount of the repurchase discount less expenses associated with the repurchase. The initial value of the liquidating interest was equal to $637,743. the amount of the repurchase discount on the date of repurchase, and is being amortized over a sixty (60) month period on a straight-line basis. Should the Company be in default under the repurchase agreement, at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest will expire on the earlier of (I) sixty (60) months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is full amortized. Should the Company voluntarily or involuntarily liquidate prior to the expiration of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the amount of the then remaining liquidating interest has been distributed to the SBA. Such payment, if any, would be prior in right to any payments made to the Company's shareholders.

NOTE 9    MANAGEMENT FEES

Effective  February  9,  1993, the  SBA  approved  the  Company's request  for  an  increase  in  total  compensation  to  $160,200 retroactive to January 1, 1993.

NOTE 10   RELATED PARTY TRANSACTION

Certain   officers  and  directors  of  the  Company   are   also
shareholders of the Company. Officers' salaries are set by the Board of Directors and are also subject to maximum compensation by the SBA.

NOTE 11   FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISKS

The Company maintains approximately $736,547 in several banks in excess of amount that would be insured by the Federal Depository
Insurance Company.

                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1995

NOTE 12   COMMITMENTS AND CONTINGENCIES

Pursuant to SBA regulations, all SSBIC's issuing debentures subsequent to April 25, were required to amend their certificates of incorporation to indicate that they have consented , in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA, or its designee, in the event of certain default provisions. Effective November 1994, the Company amended its certificate of incorporation in accordance with the current provision of the SBA regulation.

NOTE 13   SIGNIFICANT CONCENTRATION OF CREDIT RISK

Approximately twenty-eight percent (28%) of the Company's loan portfolio consists of loans made for the financing and purchase of New York City Taxicab Medallions and related assets.

                 UNITED CAPITAL INVESTMENT CORP.
                SCHEDULE OF PORTFOLIO INVESTMENTS
                     AS OF DECEMBER 31, 1995







                                                       Balance
                                           Original   Outstanding
     Outstanding    Number                 Maturity   December 31,
     Type of Loan     of       Interest      Date       1995
                     Loans       Rate

   Taxi Cab           10         8.75% -      4 - 15   $1,006,674
                                  13.50%       years
   Restaurant          5        11.50% -      4 - 15      583,690
                                  17.00%       years
   Dry Cleaning        8        10.00% -      5 - 10      684,296
                                  16.25%       years
   Manufacturing       3         9.75% -      5 - 10      320,379
                                  14.50%       years
   Food Supply         3        12.00% -       4 - 5      133,024
                                  12.50%       years
   Contractor          1          14.50%     5 years       48,830
   Laundromat          1          13.87%     5 years       61,216
   Bakery              1          16.25%     5 years       27,881
   Garage              8        10.00% -     5 years      299,542
     Service                      13.00%
   Hair  Salon         1          10.00%    10 years      141,375
   Physicians          2        10.00% -    10 years       74,549
     Office                       12.50%
   Import & Export     1          11.00%     4 years       57,500
   Deli Grocery        4         11.75 -     5 years      119,588
                                  14.00%
   Other Retail        1          12.00%     5 years       38,622
                                                        ---------
                                                       $3,597,166
                                                        =========





                 UNITED CAPITAL INVESTMENT CORP.
                    SUPPLEMENTARY INFORMATION
                    PER SHARE DATA AND RATIOS
                    FOR THE FIVE YEARS ENDED


                                     December 31,
                           1995   1994   1993   1992   1991

 Per Share Data
 Investment Income        $2.36  $2.25  $2.49  $3.03  $3.50
 Investment Expenses       1.84  (2.09) (2.30) (2.14) (2.18)
                           ----   ----   ----   ----   ----

    Net Investment Income   .52    .16    .19    .89   1.32

 Net Realized and Unrealized
 Gains and Losses on
 Securities                 -     (.09)  (.11)  (.72)  (.39)

 Dividends                 (.17)  (.09)   -      -     (.90)

 Sale of Common Stock       -       -     -      -       -

 Gain on Repurchase of
 Preferred Stock            -       -    2.98    -       -
                           ----    ----  ----   ----    ----


 Net Increase/Decrease in
 Net Asset Value            .35   (.02)  3.06    .17     .03

 Net Asset Value -
 Beginning of Period     $10.47 $10.49 $ 7.43 $ 7.26  $ 7.23

 Net Asset Value -
 End of Year             $10.82 $10.47 $10.49 $ 7.43  $ 7.26
                          =====  =====  =====  =====   =====


 Ratios
 Ratio of Expenses to
 Average Net Assets       17.2%  20.9%  25.5%  29.1%   30.1%
                          =====  =====  =====  =====   =====

 Ratio of Net Investment
 Income to Average
 Net Assets                4.9%    .6%   2.3%  12.1%   18.2%
                          =====  =====  =====  =====   =====





